Exhibit 99.1

ICOS CORPORATION

1999 LONG-TERM INCENTIVE PLAN

AS AMENDED AND RESTATED

EFFECTIVE AS OF JANUARY 27, 2005

SECTION 1.		INTRODUCTION	1

SECTION 2.		DEFINITIONS	1

	(a)	“Affiliate”	1

	(b)	“Award”	1

	(c)	“Board”	1

	(d)	“Cashless Exercise”	1

	(e)	“Cause”	1

	(f)	“Change In Control”	1

	(g)	“Code”	2

	(h)	“Committee”	2

	(i)	“Common Stock”	2

	(j)	“Company”	2

	(k)	“Consultant”	2

	(l)	“Covered Employees”	2

	(m)	“Director”	2

	(n)	“Disability”	2

	(o)	“Employee”	2

	(p)	“Exchange Act”	2

	(q)	“Exercise Price”	2

	(r)	“Fair Market Value”	3

	(s)	“Fiscal Year”	3

	(t)	“Good Reason”	3

	(u)	“Grant”	3

	(v)	“Incentive Stock Option” or “ISO”	3

	(w)	“Key Employee”	3

	(x)	“Non-Employee Director”	3

	(y)	“Nonstatutory Stock Option” or “NSO”	4

	(z)	“Option”	4

	(aa)	“Optionee”	4

	(bb)	“Parent”	4

	(cc)	“Participant”	4

	(dd)	“Performance Goals”	4

	(ee)	“Performance Period”	4

	(ff)	“Plan”	4

	(gg)	“Prior Equity Plans”	4

	(hh)	“Prior Plan”	4

	(ii)	“Re-Price”	4

	(jj)	“Retirement”	4

	(kk)	“SAR Agreement”	4

i

	(ll)	“SEC”	4

	(mm)	“Section 16 Persons”	4

	(nn)	“Securities Act”	5

	(oo)	“Service”	5

	(pp)	“Share”	5

	(qq)	“Stock Appreciation Right” or “SAR”	5

	(rr)	“Stock Grant”	5

	(ss)	“Stock Grant Agreement”	5

	(tt)	“Stock Option Agreement”	5

	(uu)	“Stock Unit”	5

	(vv)	“Stock Unit Agreement”	5

	(ww)	“Shareholder Approval Date”	5

	(xx)	“Subsidiary”	5

	(yy)	“10-Percent Shareholder”	5

SECTION 3.		ADMINISTRATION	5

	(a)	Committee Composition	5

	(b)	Authority of the Committee	6

	(c)	Indemnification	6

SECTION 4.		GENERAL	6

	(a)	General Eligibility	6

	(b)	Incentive Stock Options	6

	(c)	Buyout of Awards	7

	(d)	Restrictions on Shares	7

	(e)	Beneficiaries	7

	(f)	Performance Conditions	7

	(g)	No Rights as a Shareholder	7

	(h)	Termination of Service	7

	(i)	Director Fees	7

SECTION 5.		SHARES SUBJECT TO PLAN AND SHARE LIMITS	8

	(a)	Basic Limitation	8

	(b)	Prior Plan Shares	8

	(c)	Additional Shares	8

	(d)	Dividend Equivalents	8

	(e)	Share Limits	8

		(i) Limits on Options	8

		(ii) Limits on SARs	9

		(iii) Limits on Stock Grants and Stock Units	9

SECTION 6.		TERMS AND CONDITIONS OF OPTIONS	9

	(a)	Stock Option Agreement	9

	(b)	Number of Shares	9

	(c)	Exercise Price	9

	(d)	Exercisability and Term	9

(e)	Modifications or Assumption of Options	9
(f)	Assignment or Transfer of Options	9

SECTION 7.		PAYMENT FOR OPTION SHARES	9

	(a)	General Rule	9

	(b)	Surrender of Stock	10

	(c)	Cashless Exercise	10

	(d)	Other Forms of Payment	10

SECTION 8.		TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS	10

	(a)	SAR Agreement	10

	(b)	Number of Shares	10

	(c)	Exercise Price	10

	(d)	Exercisability and Term	10

	(e)	Exercise of SARs	10

	(f)	Modification or Assumption of SARs	10

	(g)	Assignment or Transfer of SARs	11

SECTION 9.		TERMS AND CONDITIONS FOR STOCK GRANTS	11

	(a)	Time, Amount and Form of Awards	11

	(b)	Stock Grant Agreement	11

	(c)	Payment for Stock Grants	11

	(d)	Vesting Conditions	11

	(e)	Assignment or Transfer of Stock Grants	11

	(f)	Voting and Dividend Rights	11

	(g)	Modification or Assumption of Stock Grants	11

SECTION 10.		TERMS AND CONDITIONS OF STOCK UNITS	12

	(a)	Stock Unit Agreement	12

	(b)	Number of Shares	12

	(c)	Payment for Awards	12

	(d)	Vesting Conditions	12

	(e)	Voting and Dividend Rights	12

	(f)	Form and Time of Settlement of Stock Units	12

	(g)	Creditors’ Rights	12

	(h)	Modification or Assumption of Stock Units	12

	(i)	Assignment or Transfer of Stock Units	12

SECTION 11.		PROTECTION AGAINST DILUTION	13

	(a)	Adjustments	13

	(b)	Participant Rights	13

	(c)	Fractional Shares	13

SECTION 12.		EFFECT OF A CHANGE IN CONTROL	13

	(a)	Merger or Reorganization	13

	(b)	Acceleration	13

SECTION 13.		LIMITATIONS ON RIGHTS	13

	(a)	Retention Rights	13

	(b)	Shareholders’ Rights	13

	(c)	Regulatory Requirements	14

	(d)	Dissolution	14

SECTION 14.		WITHHOLDING TAXES	14

	(a)	General	14

	(b)	Share Withholding	14

SECTION 15.		DURATION AND AMENDMENTS	14

	(a)	Term of the Plan	14

	(b)	Right to Amend or Terminate the Plan	14

SECTION 16.		EXECUTION	14

ICOS CORPORATION

1999 LONG-TERM INCENTIVE PLAN

AS AMENDED AND RESTATED

EFFECTIVE AS OF JANUARY 27, 2005

SECTION 1.    INTRODUCTION.

The Company’s Board of Directors hereby amends, restates and renames the Prior Plan as the ICOS Corporation 1999 Long-Term Incentive Plan effective as of January 27, 2005 (the “Restatement Date”). The Plan is effective on the Restatement Date subject to obtaining Company shareholder approval as provided in Section 15 below.

The purpose of the Plan is to promote the long-term success of the Company and the creation of shareholder value by offering Key Employees an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, and to encourage such Key Employees to continue to provide services to the Company and to attract new individuals with outstanding qualifications.

The Plan seeks to achieve this purpose by providing for Awards in the form of Options (which may constitute Incentive Stock Options or Nonstatutory Stock Options), Stock Appreciation Rights, Stock Grants and Stock Units.

The Plan shall be governed by, and construed in accordance with, the laws of the State of Washington (except its choice-of-law provisions). Capitalized terms shall have the meaning provided in Section 2 unless otherwise provided in this Plan or any related Stock Option Agreement, SAR Agreement, Stock Grant Agreement or Stock Unit Agreement.

SECTION 2.    DEFINITIONS.

(a)    “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity. For purposes of determining an individual’s “Service,” this definition shall include any entity other than a Subsidiary, if the Company, a Parent and/or one or more Subsidiaries own not less than 50% of such entity.

(b)    “Award” means any award of an Option, SAR, Stock Grant or Stock Unit under the Plan.

(c)    “Board” means the Board of Directors of the Company, as constituted from time to time.

(d)    “Cashless Exercise” means, to the extent that a Stock Option Agreement so provides and as permitted by applicable law, a program approved by the Committee in which payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price and any applicable tax withholding obligations (up to the maximum amount permitted by applicable law) relating to the Option.

(e)    “Cause” means, except as may otherwise be provided in a Participant’s employment agreement or Award agreement, a conviction of a Participant for a felony crime or the failure of a Participant to contest prosecution for a felony crime, or a Participant’s misconduct, fraud or dishonesty (as such terms are defined by the Committee in its sole discretion), or any unauthorized use or disclosure of confidential information or trade secrets, in each case as determined by the Committee, and the Committee’s determination shall be conclusive and binding.

(f)    “Change In Control” except as may otherwise be provided in a Participant’s employment agreement or Award agreement, means the occurrence of any of the following:

(i)    The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization;

(ii)    The sale, transfer or other disposition of all or substantially all of the Company’s assets;

(iii)    A change in the composition of the Board, as a result of which fewer than one-half of the incumbent directors are directors who either (i) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the “original directors”) or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved;

(iv)    Any transaction as a result of which any person becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 20% of the total voting power represented by the Company’s then outstanding voting securities. For purposes of this Paragraph (iv), the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude:

(A)    A trustee or other fiduciary holding securities under an employee benefit plan of the Company or a subsidiary of the Company;

(B)    A corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of the common stock of the Company; and

(C)    The Company; or

(v)    A complete liquidation or dissolution of the Company.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transactions.

(g)    “Code” means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

(h)    “Committee” means a committee described in Section 3.

(i)    “Common Stock” means the Company’s common stock.

(j)    “Company” means ICOS Corporation, a Washington corporation.

(k)    “Consultant” means an individual who performs bona fide services to the Company, a Parent, a Subsidiary or an Affiliate, other than as an Employee or Director or Non-Employee Director.

(l)    “Covered Employees” means those persons who are subject to the limitations of Code Section 162(m).

(m)    “Director” means a member of the Board who is also an Employee.

(n)    “Disability” means that the Key Employee is classified as disabled under a long-term disability policy of the Company or, if no such policy applies, the Key Employee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

(o)    “Employee” means any individual who is a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

(p)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q)    “Exercise Price” means, in the case of an Option, the amount for which a Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value in determining the amount payable upon exercise of such SAR.

(r)    “Fair Market Value” means the market price of a Share as determined in good faith by the Committee. The Fair Market Value shall be determined by the following:

(i) If the Shares were traded over-the-counter or listed with NASDAQ on the date in question, then the Fair Market Value shall be equal to the last transaction price quoted by the NASDAQ system for the date in question or (ii) if the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange on the date in question, the Fair Market Value is the closing selling price for the Common Stock as such price is officially quoted in the composite tape of transactions on such exchange for the date in question; provided, however, that if there is no such reported price for the Common Stock for the date in question under (i) or (ii), then such price on the last preceding date for which such price exists shall be determinative of Fair Market Value.

If neither (i) or (ii) are applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Western Edition of The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

(s)    “Fiscal Year” means the Company’s fiscal year.

(t)    “Good Reason” means with respect to a Participant and except as may otherwise be provided in a Participant’s employment agreement or Award agreement, the occurrence (without Participant’s consent) of any of the following events or conditions within one year after a Change in Control: (i) a reduction in the Participant’s annual base salary; (ii) the Company or a successor entity requiring the Participant (without the Participant’s consent) to be based at any place outside a 35-mile radius of his or her place of employment prior to the Change in Control, except for reasonably required travel on the successor entity’s business that is not materially greater than such travel requirements prior to the Change in Control; (iii) a material breach by the Company or by its successor entity of its obligations to Participant under the Plan or an Award agreement; or (iv) a material and substantial diminution in the Participant’s job responsibilities as in effect immediately prior to a Change in Control (as determined by the Committee in its sole discretion) or any other action by the Company or a successor entity which results in such material and substantial diminution, excluding for this purpose an isolated and inadvertent action not taken in bad faith and which is remedied by the Company or successor entity within thirty days after receipt of notice thereof given by the Participant and further provided that neither mere changes in title and/or reporting relationship nor reassignment following a Change in Control to a position that is similar to the position held immediately prior to the Change in Control shall constitute a material and substantial diminution in job responsibilities (and where the Committee shall have sole discretion to determine whether or not the new position is similar to the prior position). Before “Good Reason” has been deemed to have occurred, a Participant must give the Company written notice detailing why the Participant believes a Good Reason event has occurred and such notice must be provided to the Company within sixty days of the initial occurrence of such alleged Good Reason event(s). The Company shall then have thirty days after its receipt of written notice to cure the items cited in the written notice so that “Good Reason” will have not formally occurred with respect to the event(s) in question.

(u)    “Grant” means any grant of an Award under the Plan.

(v)    “Incentive Stock Option” or “ISO” means an incentive stock option described in Code Section 422.

(w)    “Key Employee” means an Employee, Director, Non-Employee Director or Consultant who has been selected by the Committee to receive an Award under the Plan.

(x)    “Non-Employee Director” means a member of the Board who is not an Employee.

(y)    “Nonstatutory Stock Option” or “NSO” means a stock option that is not an ISO.

(z)    “Option” means an ISO or NSO granted under the Plan entitling the Optionee to purchase Shares.

(aa)    “Optionee” means an individual, estate or other entity that holds an Option.

(bb)    “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(cc)    “Participant” means an individual or estate or other entity that holds an Award.

(dd)    “Performance Goals” means one or more objective measurable performance factors as determined by the Committee with respect to each Performance Period based upon one or more factors, including, but not limited to: (i) operating income; (ii) earnings before interest, taxes, depreciation and amortization (“EBITDA”); (iii) earnings; (iv) cash flow; (v) market share; (vi) sales or revenue; (vii) expenses; (viii) cost of goods sold; (ix) profit/loss or profit margin; (x) working capital; (xi) return on equity or assets; (xii) earnings per share; (xiii) economic value added (“EVA”); (xiv) stock price; (xv) price/earnings ratio; (xvi) debt or debt-to-equity; (xvii) accounts receivable; (xviii) writeoffs; (xix) cash; (xx) assets; (xxi) liquidity; (xxii) operations; (xxiii) research or related milestones; (xxiv) synthesis of specified materials; (xxv) intellectual property (e.g., patents); (xxvi) product development; (xxvii) regulatory activity; (xxviii) clinical studies; (xxix) manufacturing, production or inventory; (xxx) product quality control; (xxxi) management; (xxxii) human resources; (xxxiii) corporate governance; (xxxiv) compliance program; (xxxv) legal matters; (xxxvi) internal controls; (xxxvii) policies and procedures; (xxxviii) accounting and reporting; (xxxix) information technology; (xl) site, plant or building development; (xli) business development; (xlii) strategic alliances, licensing and partnering; (xliii) mergers and acquisitions or divestitures; and/or (xliv) financings, each with respect to the Company and/or one or more of its affiliates or operating units. Awards issued to persons who are not Covered Employees may take into account other factors.

(ee)    “Performance Period” means any period not exceeding 36 months as determined by the Committee, in its sole discretion. The Committee may establish different Performance Periods for different Participants, and the Committee may establish concurrent or overlapping Performance Periods.

(ff)    “Plan” means this ICOS Corporation 1999 Long-Term Incentive Plan as it may be amended from time to time.

(gg)    “Prior Equity Plans” means the Company’s 1989 Stock Option Plan and its 1991 Stock Option Plan for Nonemployee Directors.

(hh)    “Prior Plan” means the ICOS Corporation 1999 Stock Option Plan as amended on January 21, 2004.

(ii)    “Re-Price” means that the Company has lowered or reduced the Exercise Price of outstanding Options and/or outstanding SARs for any Participant(s) in a manner described by Item 402(i)(1) of SEC Regulation S-K (or its successor provision).

(jj)    “Retirement” means an Employee’s voluntary termination of employment from the Company (or Parent, Subsidiary or Affiliate), by reason other than Disability or death, after all of the following has occurred: (i) the Employee has completed five or more years of continuous employment, (ii) the Employee has attained age 55 and (iii) the sum of the Employee’s age (rounded down to the nearest whole number) and full years of employment (rounded down to the nearest whole number) is at least 65.

(kk)    “SAR Agreement” means the agreement described in Section 8 evidencing each Award of a Stock Appreciation Right.

(ll)    “SEC” means the Securities and Exchange Commission.

(mm)    “Section 16 Persons” means those officers, directors or other persons who are subject to Section 16 of the Exchange Act.

(nn)    “Securities Act” means the Securities Act of 1933, as amended.

(oo)    “Service” means service as an Employee, Director, Non-Employee Director or Consultant. A Participant’s Service does not terminate if he or she is a common-law employee and goes on a bona fide leave of absence that was approved by the Company in writing and the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to continuing ISO status, a common-law employee’s Service will be treated as terminating ninety (90) days after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Committee determines which leaves count toward Service, and when Service terminates for all purposes under the Plan.

(pp)    “Share” means one share of Common Stock.

(qq)    “Stock Appreciation Right” or “SAR” means a stock appreciation right awarded under the Plan.

(rr)    “Stock Grant” means Shares awarded under the Plan.

(ss)    “Stock Grant Agreement” means the agreement described in Section 9 evidencing each Award of a Stock Grant.

(tt)    “Stock Option Agreement” means the agreement described in Section 6 evidencing each Award of an Option.

(uu)    “Stock Unit” means a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan.

(vv)    “Stock Unit Agreement” means the agreement described in Section 10 evidencing each Award of a Stock Unit.

(ww)    “Shareholder Approval Date” means the date that the Company’s shareholders approve this Plan provided such approval occurs within one year of the Restatement Date.

(xx)    “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(yy)    “10-Percent Shareholder” means an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

SECTION 3.    ADMINISTRATION.

(a)    Committee Composition. A Committee appointed by the Board shall administer the Plan. The Board shall designate one of the members of the Committee as chairperson. Unless the Board provides otherwise, the Company’s Compensation Committee shall be the Committee. If no Committee has been appointed, the entire Board shall constitute the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

The Committee shall have membership composition which enables (i) Awards to Section 16 Persons to qualify as exempt from liability under Section 16(b) of the Exchange Act and (ii) Awards to Covered Employees to qualify as performance-based compensation as provided under Code Section 162(m).

The Board may also appoint one or more separate committees of the Board, each composed of two or more directors of the Company who need not qualify under Rule 16b-3 or Code Section 162(m), that may administer the Plan with respect to Key Employees who are not Section 16 Persons or Covered Employees, respectively, may grant Awards under the Plan to such Key Employees and may determine all terms of such Awards. To the extent permitted by applicable law, the Board may also appoint a committee, composed of one or more officers of the Company, that may authorize Awards to Employees (who are not Section 16 Persons or Covered Employees) within parameters specified by the Board and consistent with any limitations imposed by applicable law.

Notwithstanding the foregoing, the Board shall constitute the Committee and shall administer the Plan with respect to all Awards granted to Non-Employee Directors.

(b)    Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. Such actions shall include:

(i)	selecting Key Employees who are to receive Awards under the Plan;

(ii)	determining the type, number, vesting requirements and other features and conditions of such Awards and amending such Awards;

(iii)	correcting any defect, supplying any omission, or reconciling any inconsistency in the Plan or any Award agreement;

(iv)	accelerating the vesting, or extending the post-termination exercise term, of Awards at any time and under such terms and conditions as it deems appropriate;

(v)	interpreting the Plan;

(vi)	making all other decisions relating to the operation of the Plan; and

(vii)	adopting such plans or subplans as may be deemed necessary or appropriate to provide for the participation by non-U.S. employees of the Company and its Subsidiaries and Affiliates, which plans and/or subplans shall be attached hereto as Appendices.

The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee’s determinations under the Plan shall be final and binding on all persons.

(c)    Indemnification. To the maximum extent permitted by applicable law, each member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Stock Option Agreement, SAR Agreement, Stock Grant Agreement or Stock Unit Agreement, and (ii) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

SECTION 4.    GENERAL.

(a)    General Eligibility. Only Employees, Directors, Non-Employee Directors and Consultants shall be eligible for designation as Key Employees by the Committee.

(b)    Incentive Stock Options. Only Key Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Key Employee who is a 10-Percent Shareholder shall not be eligible for the grant of an ISO unless the requirements set forth in Section 422(c)(5) of the Code are satisfied.

(c)    Buyout of Awards. The Committee may at any time (i) offer to buy out for a payment in cash or cash equivalents (including without limitation Shares valued at Fair Market Value that may or may not be issued from this Plan) an Award previously granted or (ii) authorize a Participant to elect to cash out an Award previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

(d)    Restrictions on Shares. Any Shares issued pursuant to an Award shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall apply in addition to any restrictions that may apply to holders of Shares generally and shall also comply to the extent necessary with applicable law. In no event shall the Company be required to issues fractional Shares under this Plan.

(e)    Beneficiaries. A Participant may designate one or more beneficiaries with respect to an Award by timely filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Participant’s death. If no beneficiary was designated or if no designated beneficiary survives the Participant, then after a Participant’s death any vested Award(s) shall be transferred or distributed to the Participant’s estate.

(f)    Performance Conditions. The Committee may, in its discretion, include performance conditions in an Award. If performance conditions are included in Awards to Covered Employees, then such Awards will be subject to the achievement of Performance Goals established by the Committee. Such Performance Goals shall be established and administered pursuant to the requirements of Code Section 162(m). Before any Shares underlying an Award or any Award payments are released to a Covered Employee with respect to a Performance Period, the Committee shall certify in writing that the Performance Goals for such Performance Period have been satisfied. Awards with performance conditions that are granted to Key Employees who are not Covered Employees need not comply with the requirements of Code Section 162(m).

(g)    No Rights as a Shareholder. A Participant, or a transferee of a Participant, shall have no rights as a shareholder with respect to any Common Stock covered by an Award until such person becomes entitled to receive such Common Stock, has satisfied any applicable withholding or tax obligations relating to the Award and has been issued the applicable stock certificate by the Company.

(h)    Termination of Service. Unless the applicable Award agreement or employment agreement provides otherwise, the following rules shall govern the vesting, exercisability and term of outstanding Awards held by a Participant in the event of termination of such Participant’s Service (in all cases subject to the term of the Option or SAR as applicable): (i) upon termination of Service for any reason, all unvested portions of any outstanding Awards shall be forfeited without consideration and the vested portions of any outstanding Stock Units shall be settled upon termination; (ii) if the Service of a Participant is terminated for Cause, then all Options, SARs, unvested portions of Stock Units and unvested portions of Stock Grants shall terminate and be forfeited immediately without consideration; (iii) if the Service of Participant is terminated for any reason other than for Cause, death, Disability or Retirement, then the vested portion of his/her then-outstanding Options/SARs may be exercised by such Participant or his or her personal representative within three months after the date of such termination; (iv) in the event of the Retirement of a Participant, the vested portion of his/her then-outstanding Options/SARs may be exercised within three years after the date of Retirement; or (v) if the Service of a Participant is terminated due to death or Disability, the vested portion of his/her then-outstanding Options/SARs may be exercised within eighteen months after the date of termination of Service. In the event of a termination of an Employee’s Service due to Disability, an unexercised ISO will be treated as an NSO one year and one day after such termination.

(i)    Director Fees. If the Board affirmatively determines to implement this Section 4(i), then each Non-Employee Director may be awarded a Stock Grant in accordance with the terms and conditions contained in this Section 4(i).

(i) Participation Elections.    Each Non-Employee Director may elect to receive a Stock Grant under the Plan in lieu of payment of a portion of his or her annual retainer. Such an election may be for any dollar or percentage amount equal to at least 25% of the Non-Employee Director’s annual retainer (up to a limit of 100% of the annual retainer of Non-Employee Directors). The election must be made prior to the beginning of the annual board of directors cycle which shall be any twelve month continuous period designated by the Board (the “Board Cycle”). Any amount of the annual retainer not elected to be received as a Stock Grant shall be payable in cash in accordance with the Company’s standard payment procedures.

(ii)    Grants of Stock.    As soon as reasonably practicable following the commencement of each Board Cycle, each Non-Employee Director who has timely made the election described in Section 4(i)(i) with respect to that Board Cycle shall be granted a number of restricted, unvested Shares pursuant to a Stock Grant having a Fair Market Value on the date of grant equal to 100% of the amount of the annual retainer elected to be received as a Stock Grant under Section 4(i)(i) for such Board Cycle, rounded down to the nearest full Share. Such Stock Grant will be evidenced by an executed Stock Grant Agreement between the Company and the electing Non-Employee Director. Such Stock Grant will vest in four pro-rata installments at the end of each quarter of the applicable Board Cycle subject to continued Service as a Non-Employee Director.

(iii)    Other Terms. Shares granted under this Section 4(i) shall otherwise be subject to the terms of the Plan applicable to Non-Employee Directors or to Participants generally (other than provisions specifically applying only to Employees).

SECTION 5.    SHARES SUBJECT TO PLAN AND SHARE LIMITS.

(a)    Basic Limitation. The stock issuable under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares reserved for Awards granted on or after the Restatement Date under the Plan shall not exceed the number of Shares available pursuant to Section 5(b) below plus an additional 2,900,000 Shares. Notwithstanding anything to the contrary, the aggregate maximum number of Shares issuable under the Plan shall not exceed 15,371,522.

(b)    Prior Plan Shares. Any authorized Shares not issued or subject to outstanding stock options under the Prior Plan on the Shareholder Approval Date and any shares subject to outstanding stock options under the Prior Plan (including Shares from the Prior Equity Plans as provided by Section 4.1 of the Prior Plan) on the Shareholder Approval Date that cease to be subject to such stock options (other than by reason of exercise of the stock options to the extent they are exercised for Shares) shall cease to be available for grant and issuance under the Prior Plan, but shall be available for issuance under the Plan.

(c)    Additional Shares. If Awards are forfeited or are terminated for any other reason before being exercised, then the Shares underlying such Awards shall again become available for Awards under the Plan. If SARs are exercised or Stock Units are settled in Shares, then only the number of Shares (if any) actually issued in settlement of such SARs or Stock Units shall reduce the number available under Section 5(a) and the balance shall again become available for Awards under the Plan. If a Participant pays the exercise price of an Option (or of a stock option granted under a Prior Plan) by surrendering previously owned Shares (or by stock attestation) and/or, as permitted by the Committee, pays any withholding tax obligation with respect to an Award (or with respect to a stock option granted under a Prior Plan) by electing to have Shares withheld or surrendering previously owned Shares (or by stock attestation), the surrendered Shares and the Shares withheld to pay taxes shall be available for issuance under the Plan and shall not count toward the maximum number of shares that may be issued under the Plan as set forth in Section 5(a).

(d)    Dividend Equivalents. Any dividend equivalents distributed under the Plan shall not be applied against the number of Shares available for Awards.

(e)    Share Limits. All of the Share limits specified in this Section 5(e) shall include grants that may have been issued under the Prior Plan (or under the Prior Equity Plans).

(i)    Limits on Options.    No Key Employee shall receive Options to purchase Shares during any Fiscal Year covering in excess of 2,000,000 Shares. The aggregate maximum number of Shares that may be issued in connection with ISOs shall be 15,371,522 Shares.

(ii)    Limits on SARs.    No Key Employee shall receive Awards of SARs during any Fiscal Year covering in excess of 2,000,000 Shares.

(iii)    Limits on Stock Grants and Stock Units.    No Key Employee shall receive Stock Grants or Stock Units during any Fiscal Year covering, in the aggregate, in excess of 1,000,000 Shares.

SECTION 6.    TERMS AND CONDITIONS OF OPTIONS.

(a)    Stock Option Agreement. Each Grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in a Stock Option Agreement (including without limitation any performance conditions). The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. The Stock Option Agreement shall also specify whether the Option is an ISO or an NSO.

(b)    Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall be subject to adjustment of such number in accordance with Section 11.

(c)    Exercise Price. An Option’s Exercise Price shall be established by the Committee and set forth in a Stock Option Agreement. The Exercise Price of an Option shall not be less than 100% of the Fair Market Value (110% for ISO grants to 10-Percent Shareholders) on the date of Grant.

(d)    Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an Option shall in no event exceed ten years from the date of Grant. A Stock Option Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability or Retirement or other events. Notwithstanding the previous sentence, an ISO that is granted to a 10-Percent Shareholder shall have a maximum term of five years. Notwithstanding any other provision of the Plan, no Option can be exercised after the expiration date provided in the applicable Stock Option Agreement.

(e)    Modifications or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. Notwithstanding the preceding sentence or anything to the contrary, unless there is approval by the Company shareholders, the Committee may not Re-Price outstanding Options. No modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

(f)    Assignment or Transfer of Options. Except as otherwise provided in the applicable Stock Option Agreement and then only to the extent permitted by applicable law, no Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution. Except as otherwise provided in the applicable Stock Option Agreement, an Option may be exercised during the lifetime of the Optionee only or by the guardian or legal representative of the Optionee. No Option or interest therein may be assigned, pledged or hypothecated by the Optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

SECTION 7.    PAYMENT FOR OPTION SHARES.

(a)    General Rule. The entire Exercise Price of Shares issued upon exercise of Options shall be payable in cash at the time when such Shares are purchased, except as follows and if so provided for in an applicable Stock Option Agreement:

(i)    In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Section 7.

(ii)    In the case of an NSO granted under the Plan, the Committee may, in its discretion at any time, accept payment in any form(s) described in this Section 7.

(b)    Surrender of Stock. To the extent that this Section 7(b) is applicable, payment for all or any part of the Exercise Price may be made with Shares which have already been owned by the Optionee for such duration as is necessary to avoid a financial accounting charge to the Company’s earnings (to the extent permitted by applicable financial accounting principles). Such Shares shall be valued at their Fair Market Value.

(c)    Cashless Exercise. To the extent that this Section 7(c) is applicable, payment for all or a part of the Exercise Price may be made through Cashless Exercise.

(d)    Other Forms of Payment. To the extent that this Section 7(d) is applicable, payment may be made in any other form that is consistent with applicable laws, regulations and rules and approved by the Committee.

SECTION 8.    TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

(a)    SAR Agreement. Each Award of a SAR under the Plan shall be evidenced by a SAR Agreement between the Participant and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan (including without limitation any performance conditions). A SAR Agreement may provide for a maximum limit on the amount of any payout notwithstanding the Fair Market Value on the date of exercise of the SAR. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Participant’s other compensation.

(b)    Number of Shares. Each SAR Agreement shall specify the number of Shares to which the SAR pertains and is subject to adjustment of such number in accordance with Section 11.

(c)    Exercise Price. Each SAR Agreement shall specify the Exercise Price. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding. The Exercise Price of a SAR shall not be less than 100% of the Fair Market Value on the date of Grant.

(d)    Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR which shall not exceed ten years from the date of Grant. A SAR Agreement may provide for accelerated exercisability in the event of the Participant’s death, Disability or Retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Participant’s Service. SARs may be awarded in combination with Options or Stock Grants, and such an Award may provide that the SARs will not be exercisable unless the related Options or Stock Grants are forfeited. A SAR may be included in an ISO only at the time of Grant but may be included in an NSO at the time of Grant or at any subsequent time, but not later than six months before the expiration of such NSO. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

(e)    Exercise of SARs. If, on the date when a SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR may automatically be deemed to be exercised as of such date with respect to such portion to the extent so provided in the applicable SAR agreement. Upon exercise of a SAR, the Participant (or any person having the right to exercise the SAR after Participant’s death) shall receive from the Company (i) Shares, (ii) cash or (iii) any combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price of the Shares.

(f)    Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (including stock appreciation rights granted by another issuer) in return for the grant of new SARs for the same or a different number of Shares and at the same or a different Exercise Price. Notwithstanding the preceding sentence or anything to the contrary, unless there is approval by the Company shareholders, the Committee may not Re- Price outstanding SARs. No modification of a SAR shall, without the consent of the Participant, alter or impair his or her rights or obligations under such SAR.

(g)    Assignment or Transfer of SARs. Except as otherwise provided in the applicable SAR Agreement and then only to the extent permitted by applicable law, no SAR shall be transferable by the Participant other than by will or by the laws of descent and distribution. Except as otherwise provided in the applicable SAR Agreement, a SAR may be exercised during the lifetime of the Participant only or by the guardian or legal representative of the Participant. No SAR or interest therein may be assigned, pledged or hypothecated by the Participant during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

SECTION 9.    TERMS AND CONDITIONS FOR STOCK GRANTS.

(a)    Time, Amount and Form of Awards. Awards under this Section 9 may be granted in the form of a Stock Grant. A Stock Grant may also be awarded in combination with NSOs, and such an Award may provide that the Stock Grant will be forfeited in the event that the related NSOs are exercised.

(b)    Stock Grant Agreement. Each Stock Grant awarded under the Plan shall be evidenced by a Stock Grant Agreement between the Participant and the Company. Each Stock Grant shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan that the Committee deems appropriate for inclusion in the applicable Stock Grant Agreement (including without limitation any performance conditions). The provisions of the Stock Grant Agreements entered into under the Plan need not be identical.

(c)    Payment for Stock Grants. Stock Grants may be issued with or without cash consideration under the Plan.

(d)    Vesting Conditions. Each Stock Grant may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Grant Agreement. A Stock Grant Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability or Retirement or other events.

(e)    Assignment or Transfer of Stock Grants. Except as provided in Section 14, or in a Stock Grant Agreement, or as required by applicable law, a Stock Grant awarded under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Section 9(e) shall be void. However, this Section 9(e) shall not preclude a Participant from designating a beneficiary who will receive any vested outstanding Stock Grant Awards in the event of the Participant’s death, nor shall it preclude a transfer of vested Stock Grant Awards by will or by the laws of descent and distribution.

(f)    Voting and Dividend Rights. The holder of a Stock Grant awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other shareholders. A Stock Grant Agreement, however, may require that the holder of such Stock Grant invest any cash dividends received in additional Shares subject to the Stock Grant. Such additional Shares subject to the Stock Grant shall be subject to the same conditions and restrictions as the Stock Grant with respect to which the dividends were paid. Such additional Shares subject to the Stock Grant shall not reduce the number of Shares available for issuance under Section 5.

(g)    Modification or Assumption of Stock Grants. Within the limitations of the Plan, the Committee may modify or assume outstanding Stock Grants or may accept the cancellation of outstanding Stock Grants (including stock granted by another issuer) in return for the grant of new Stock Grants for the same or a different number of Shares. No modification of a Stock Grant shall, without the consent of the Participant, alter or impair his or her rights or obligations under such Stock Grant.

SECTION 10.    TERMS AND CONDITIONS OF STOCK UNITS.

(a)    Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the Participant and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan (including without limitation any performance conditions). The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the Participant’s other compensation.

(b)    Number of Shares. Each Stock Unit Agreement shall specify the number of Shares to which the Stock Unit Grant pertains and is subject to adjustment of such number in accordance with Section 11.

(c)    Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

(d)    Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability or Retirement or other events.

(e)    Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

(f)    Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Stock Units shall be settled in a lump sum as soon as reasonably practicable after vesting. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred, in accordance with applicable law, to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 11.

(g)    Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

(h)    Modification or Assumption of Stock Units. Within the limitations of the Plan, the Committee may modify or assume outstanding Stock Units or may accept the cancellation of outstanding Stock Units (including stock units granted by another issuer) in return for the grant of new Stock Units for the same or a different number of Shares. No modification of a Stock Unit shall, without the consent of the Participant, alter or impair his or her rights or obligations under such Stock Unit.

(i)    Assignment or Transfer of Stock Units. Except as provided in Section 14, or in a Stock Unit Agreement, or as required by applicable law, Stock Units shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Section 10(i) shall be void. However, this Section 10(i) shall not preclude a Participant from designating a beneficiary who will receive any outstanding vested Stock Units in the event of the Participant’s death, nor shall it preclude a transfer of vested Stock Units by will or by the laws of descent and distribution.

SECTION 11.    PROTECTION AGAINST DILUTION.

(a)    Adjustments. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

(i)	the number of Shares available for future Awards under Section 5;

(ii)	the limits on Awards specified in Section 5;

(iii)	the number of Shares covered by each outstanding Award; or

(iv)	the Exercise Price under each outstanding SAR or Option.

(b)    Participant Rights. Except as provided in this Section 11, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class. If by reason of an adjustment pursuant to this Section 11 a Participant’s Award covers additional or different shares of stock or securities, then such additional or different shares and the Award in respect thereof shall be subject to all of the terms, conditions and restrictions which were applicable to the Award and the Shares subject to the Award prior to such adjustment.

(c)    Fractional Shares. Any adjustment of Shares pursuant to this Section 11 shall be rounded down to the nearest whole number of Shares. Under no circumstances shall the Company be required to authorize or issue fractional shares and no consideration shall be provided as a result of any fractional shares not being issued or authorized.

SECTION 12.     EFFECT OF A CHANGE IN CONTROL.

(a)    Merger or Reorganization. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting or for their cancellation effective upon the merger or other reorganization, with or without consideration, in all cases without the consent of the Participant.

(b)    Acceleration. The Committee may determine, at the time of granting an Award or thereafter, that such Award shall become fully vested as to all Shares subject to such Award in the event that a Change in Control occurs with respect to the Company. In the event that a Change in Control occurs with respect to the Company and there is no assumption or continuation of outstanding Options, SARs or Stock Units pursuant to Section 12(a), all such outstanding Options, SARs and Stock Units shall fully vest and be fully exercisable immediately prior to such Change in Control.

SECTION 13.    LIMITATIONS ON RIGHTS.

(a)    Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an employee, consultant or director of the Company, a Parent, a Subsidiary or an Affiliate. The Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate the Service of any person at any time, and for any reason, subject to applicable laws, the Company’s Articles of Incorporation and Bylaws and a written employment agreement (if any).

(b)    Shareholders’ Rights. A Participant shall have no dividend rights, voting rights or other rights as a shareholder with respect to any Shares covered by his or her Award prior to the issuance of such Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such Shares are issued, except as expressly provided in Section 11.

(c)    Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Shares or other securities under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Shares or other securities pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Shares or other securities, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

(d)    Dissolution. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

SECTION 14.    WITHHOLDING TAXES.

(a)    General. A Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with his or her Award. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

(b)    Share Withholding. If a public market for the Company’s Shares exists, the Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued based on the value of the actual trade or, if there is none, the Fair Market Value as of the previous day. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the Securities and Exchange Commission. The Committee may, in its discretion, also permit a Participant to satisfy withholding or income tax obligations related to an Award through Cashless Exercise or through a sale of Shares underlying the Award.

SECTION 15.    DURATION AND AMENDMENTS.

(a)    Term of the Plan. The Plan, as set forth herein, is effective on the Restatement Date provided, however, that the Plan is subject to the approval of the Company’s shareholders within one year of the Restatement Date. The Plan shall terminate on the tenth anniversary of the Restatement Date and may be terminated on any earlier date pursuant to this Section 15. The Prior Plan shall remain in effect until the Company’s shareholders approve the Plan. If the Company’s shareholders do not approve the Plan within one year of the Restatement Date, then the Plan shall terminate as of the first anniversary of the Restatement Date and any Awards granted under the Plan shall also immediately terminate without consideration to any Award holder and the Prior Plan shall continue to remain in effect in accordance with its terms. This Plan will not in any way affect outstanding awards that were issued under the Prior Plan or the Prior Equity Plans.

(b)    Right to Amend or Terminate the Plan. The Board may amend or terminate the Plan at any time and for any reason. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan except as provided in Section 15(a). No Awards shall be granted under the Plan after the Plan’s termination. An amendment of the Plan shall be subject to the approval of the Company’s shareholders only to the extent required by applicable laws, regulations or rules.

SECTION 16.    EXECUTION.

To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute this Plan on behalf of the Company.

ICOS CORPORATION

By	/s/ Paul N. Clark

Title	Chairman, President and CEO